UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 25, 2007
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-30575                91-2032368
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


 4991 CORPORATE DRIVE                             HUNTSVILLE, AL  35805
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On January 25, 2007, Avocent Corporation publicly disseminated a press release announcing its financial results for its fourth quarter and year ended December 31, 2006. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

     Avocent is also providing additional commentary regarding the financial results for its fourth quarter and year ended December 31, 2006. The information contained in the commentary is incorporated herein by reference and is furnished as Exhibit 99.2 hereto.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

       Exhibit Number          Description of Exhibit
       --------------          ----------------------
       99.1                    Press Release issued January 25, 2007
       99.2                    Commentary regarding the Fourth Quarter and Year
                               2006 Financial Results


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVOCENT CORPORATION

Date: January 25, 2007
                                   By: /s/ Edward H. Blankenship
                                       -----------------------------------------
                                       Edward H. Blankenship
                                       Senior Vice President of Finance and
                                       Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit              Description
-------              -----------
99.1                 Press Release dated January 25, 2007
99.2                 Commentary regarding the Fourth Quarter and Year 2006
                     Financial Results